EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alison Ryan, a Director, Assistant Secretary and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Ayla Nazli, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming that said attorney-in-fact, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of August, 2015.

/s/ Alison Ryan
Alison Ryan
Director, Assistant Secretary and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard M. Schapiro, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of August, 2015.

/s/ Richard M. Schapiro
Richard M. Schapiro
Director